Exhibit 99.1

Kensington Capital Acquisition Corp. II Announces the Separate Trading of its Shares of Class A Common Stock and Redeemable Warrants Commencing April 19, 2021

New York, New York, April 14, 2021—Kensington Capital Acquisition Corp. II (NYSE: KCAC.U) (the “Company”) announced that, commencing April 19, 2021, holders of the units sold in the Company’s initial public offering of 23,000,000 units, completed on March 2, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units.  Those units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “KCAC.U,” and the shares of Class A common stock and redeemable warrants that are separated will trade on the NYSE under the symbols “KCAC” and “KCAC WS,” respectively.  No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and warrants.

The units were initially offered by the Company in an underwritten offering.  UBS Securities LLC and Stifel, Nicolaus & Company, Incorporated acted as joint book running managers for the offering and Robert W. Baird & Co. Incorporated acted as lead manager.  A registration statement relating to the units and the underlying securities became effective on February 25, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  The offering was made only by means of a prospectus, copies of which may be obtained by contacting UBS Securities LLC, Attn: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: (888) 827-7275 or email: ol-prospectusrequest@ubs.com; and Stifel, Nicolaus & Company, Incorporated, Attn: Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, or by email: SyndProspectus@Stifel.com or by telephone: (855) 300-7136.

About Kensington Capital Acquisition Corp. II

The Company is a newly organized blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

For more information, please contact

Dan Huber

Chief Financial Officer

dan@kensington-cap.com

(703) 674-6514

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact included in this press release are forward-looking statements.  When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements.  Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management.  Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”).  All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph.  Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statements and prospectus relating to the Company’s initial public offering filed with the SEC.  The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.